Q3 Fiscal 2020 Supplemental Information

Q3 Fiscal 2020 Segment Performance(1) ($ in thousands) Three months ended June 30, Period over period 2020 2019 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 20,676 $ 24,133 (14)% Purchased Portfolios 855 1,387 (38)% Merchant Services 21,531 25,520 (16)% Proprietary Software and Payments 10,482 10,494 —% Other (416) — nm Total $ 31,597 $ 36,014 (12)% Adjusted EBITDA(2) Merchant Services $ 6,618 $ 8,761 (24)% Proprietary Software and Payments 2,690 3,525 (24)% Other (2,257) (2,592) 13% Total $ 7,051 $ 9,694 (27)% Adjusted EBITDA as a percentage of Net Revenue 22.3% 26.9 % Volume Merchant Services $ 2,909,731 $ 3,268,141 (11)% Proprietary Software and Payments 70,971 141,081 (50)% Total $ 2,980,702 $ 3,409,222 (13)% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP 2 financial measures.

Q3 Fiscal 2020 Segment Performance(1) ($ in thousands) Nine months ended June 30, Period over period 2020 2019 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 70,792 $ 67,647 5% Purchased Portfolios 3,222 4,965 (35)% Merchant Services 74,014 72,612 2% Proprietary Software and Payments 39,875 24,420 63% Other (1,357) — nm Total $ 112,532 $ 97,032 16% Adjusted EBITDA(2) Merchant Services $ 22,907 $ 24,438 (6)% Proprietary Software and Payments 14,027 9,931 41% Other (8,059) (7,350) (10)% Total $ 28,875 $ 27,019 7% Adjusted EBITDA as a percentage of Net Revenue 25.7% 27.8 % Volume Merchant Services $ 9,938,497 $ 8,866,400 12% Proprietary Software and Payments 459,058 429,479 7% Total $ 10,397,555 $ 9,295,879 12% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP 3 financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three months ended June 30, 2020 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 21,531 $ 10,458 $ (416) $ 31,573 Acquisition revenue adjustments(1) — 24 — 24 Adjusted Net Revenue $ 21,531 $ 10,482 $ (416) $ 31,597 ($ in thousands) Three months ended June 30, 2019 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 87,264 $ 10,219 $ — $ 97,483 Acquisition revenue adjustments(1) — 1,794 — 1,794 Interchange and nework fees (61,744) (1,519) — (63,263) Adjusted Net Revenue $ 25,520 $ 10,494 $ — $ 36,014 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $855 and acquisition revenue adjustments of $0 for the three months ended June 30, 2020. 4 3. Merchant Services includes purchased portfolios which had revenue of $2,884, acquisition revenue adjustments of $0 and interchange and network fees of $1,497 for the three months ended June 30, 2019.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Nine months ended June 30, 2020 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 74,014 $ 39,205 $ (1,357) $ 111,862 Acquisition revenue adjustments(1) — 670 — 670 Adjusted Net Revenue $ 74,014 $ 39,875 $ (1,357) $ 112,532 ($ in thousands) Nine months ended June 30, 2019 Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 241,841 $ 25,904 $ — $ 267,745 Acquisition revenue adjustments(1) — 3,064 — 3,064 Interchange and nework fees (169,229) (4,548) — (173,777) Adjusted Net Revenue $ 72,612 $ 24,420 $ — $ 97,032 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,222 and acquisition revenue adjustments of $0 for the nine months ended June 30, 2020. 5 3. Merchant Services includes purchased portfolios which had revenue of $9,761, acquisition revenue adjustments of $0 and interchange and network fees of $4,796 for the nine months ended June 30, 2019.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended June 30, 2020				Three months ended June 30, 2019			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,031	$ 1,209	$ (5,803)	$ 437	$ 5,622	$ 994	$ (5,422)	$ 1,194
Interest expense, net	(1)	—	2,424	2,423	(1)	(8)	1,927	1,918
Other expense	—	—	829	829	—	—	—	—
Benefit from income taxes	—	—	(5)	(5)	—	—	(131)	(131)
Net income (loss)	5,032	1,209	(9,051)	(2,810)	5,623	1,002	(7,218)	(593)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(5)	(5)	—	—	(131)	(131)
Financing-related expenses[(1)]	—	—	22	22	—	—	—	—
Non-cash change in fair value of contingent consideration[(2)]	(1,345)	(128)	—	(1,473)	155	(572)	—	(417)
Equity-based compensation[(3)]	—	—	2,816	2,816	—	—	1,808	1,808
Acquisition revenue adjustments[(4)]	—	24	—	24	—	1,794	—	1,794
Acquisition-related expenses[(5)]	—	—	458	458	—	—	826	826
Acquisition intangible amortization[(6)]	2,582	970	—	3,552	2,792	849	—	3,641
Non-cash interest[(7)]	—	—	1,436	1,436	—	—	306	306
Other taxes[(8)]	4	—	50	54	12	1	51	64
Non-cash loss on Exchangeable Note repurchases[(9)]	—	—	828	828	—	—	—	—
COVID-19 related expenses[(10)]	107	109	23	239	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	6,380	2,184	(3,423)	5,141	8,582	3,074	(4,358)	7,298
Pro forma taxes at effective tax rate[(11)]	(1,595)	(546)	856	(1,285)	(2,146)	(769)	1,090	(1,825)
Pro forma adjusted net income (loss)[(12)]	4,785	1,638	(2,567)	3,856	6,436	2,305	(3,268)	5,473
Plus:								
Cash interest expense, net[(13)]	(1)	—	988	987	(1)	(8)	1,621	1,612
Pro forma taxes at effective tax rate[(11)]	1,595	546	(856)	1,285	2,146	769	(1,090)	1,825
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[(14)]	239	506	178	923	180	459	145	784
Adjusted EBITDA	$ 6,618	$ 2,690	$ (2,257)	$ 7,051	$ 8,761	$ 3,525	$ (2,592)	$ 9,694

3VERTICALS

See footnotes continued on the next slide.

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Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $2,816 and $1,808 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended June 30, 2020 and 2019, respectively. 4. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 7

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Nine months ended June 30, 2020				Nine months ended June 30, 2019			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 17,111	$ 7,245	$ (17,781)	$ 6,575	$ 16,286	$ 1,761	$ (13,526)	$ 4,521
Interest expense, net	(1)	—	6,622	6,621	577	(8)	3,418	3,987
Other expense	—	—	829	829	—	—	—	—
(Benefit from) provision for income taxes	—	—	(1,918)	(1,918)	435	—	(437)	(2)
Net income (loss)	17,112	7,245	(23,314)	1,043	15,274	1,769	(16,507)	536
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(1,918)	(1,918)	435	—	(437)	(2)
Financing-related expenses[(1)]	—	—	243	243	—	—	—	—
Non-cash change in fair value of contingent consideration[(2)]	(2,951)	1,490	—	(1,461)	(554)	2,290	—	1,736
Equity-based compensation[(3)]	—	—	7,450	7,450	—	—	4,122	4,122
Acquisition revenue adjustments[(4)]	—	670	—	670	—	3,064	—	3,064
Acquisition-related expenses[(5)]	—	—	1,303	1,303	—	—	1,447	1,447
Acquisition intangible amortization[(6)]	7,962	2,911	—	10,873	8,179	1,571	1	9,751
Non-cash interest[(7)]	—	—	2,415	2,415	—	—	771	771
Other taxes[(8)]	11	—	178	189	35	5	214	254
Non-cash loss on Exchangeable Note repurchases[(9)]	—	—	828	828	—	—	—	—
COVID-19 related expenses[(10)]	107	109	23	239	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	22,241	12,425	(12,792)	21,874	23,369	8,699	(10,389)	21,679
Pro forma taxes at effective tax rate[(11)]	(5,561)	(3,106)	3,198	(5,469)	(5,842)	(2,175)	2,597	(5,420)
Pro forma adjusted net income (loss)[(12)]	16,680	9,319	(9,594)	16,405	17,527	6,524	(7,792)	16,259
Plus:								
Cash interest expense, net[(13)]	(1)	—	4,207	4,206	577	(8)	2,647	3,216
Pro forma taxes at effective tax rate[(11)]	5,561	3,106	(3,198)	5,469	5,842	2,175	(2,597)	5,420
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[(14)]	667	1,602	526	2,795	492	1,240	392	2,124
Adjusted EBITDA	$ 22,907	$ 14,027	$ (8,059)	$ 28,875	$ 24,438	$ 9,931	$ (7,350)	$ 27,019

i3 VERTICALS

See footnotes continued on the next slide.

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Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $7,450 and $4,122 related to stock options issued under the Company's 2018 Equity Incentive Plan during the nine months ended June 30, 2020 and 2019, respectively. 4. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 9

Reconciliation Between GAAP Debt and Covenant Debt The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: ($ in millions) As of June 30, 2020 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 35.0 Exchangeable Notes 104.3 Debt issuance costs, net (5.2) Total long-term debt, net of issuance costs $ 134.1 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 25.2 Exchangeable Notes 104.3 Exchangeable Notes Face Value $ 129.5 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 35.0 Exchangeable Notes Face Value 129.5 Less: Cash and Cash Equivalents (9.1) Total long-term debt for use in our Total Leverage Ratio $ 155.4 1.) In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option. 10

Payment Volumes Quickly Recovering from COVID-19 Lows Consolidated Average Daily Payments Volume(1) ($ in millions) Average daily payments volume for the week ending February 8th through the week ending August 8th (47%) +82% $39.3 $37.3 $36.1 $35.2 $34.7 $33.8 $31.7 $31.5 $32.0 $31.8 $31.3 $30.2 $30.7 $30.0 $30.9 $26.8 $25.3 $25.9 $26.3 $23.3 $23.4 $19.7 $20.3 $20.5 $18.6 $18.9 4-Apr 6-Jun 4-Jul 15-Feb22-Feb 29-Feb 7-Mar 14-Mar 21-Mar 28-Mar 11-Apr 18-Apr 25-Apr 2-May 9-May16-May23-May30-May 13-Jun 20-Jun 27-Jun 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 1.) This includes volume from i3's largest processing portfolios, for which daily volume figures are readily available. The volume of various minor portfolios and any volume for which we receive a residual but do not control the merchant relationship are not included. Average daily volume above represents approximately 85% of the credit and debit volume we reported, or we expect to report in our consolidated financial statements. 11